Supplement dated March 26, 2021
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Series Trust II
Columbia Seligman Communications and Information Fund	Prospectus and Summary prospectus: 10/1/2020; SAI: 3/1/2021
On March 22, 2021, the Fund's Board of Trustees (the "Board") approved a change to the Fund's name.  In connection with the name change, the Board also approved changes to the Fund's Principal Investment Strategies, including the Fund's 80% investment policy.  None of these changes represent a change in investment strategy or process.  Effective on or about June 9, 2021 (the Effective Date), the Fund’s name is changed to
Columbia Seligman Technology and Information Fund
. Accordingly, on the Effective Date, all references in the Prospectus, Summary Prospectus and SAI to
Columbia Seligman Communications and Information Fund
are hereby deleted and replaced with
Columbia Seligman Technology and Information Fund
. In addition, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s Prospectus and Summary Prospectus.
The information under the subsection “Principal Investment Strategies” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of technology and information companies. These companies include companies operating in the information technology and communications services sectors, as well as other related industries. These technology and technology-related companies may also include companies operating in the consumer discretionary and healthcare sectors.
The Fund may invest up to 25% of its net assets in foreign investments.
The Fund may invest in securities of large capitalization companies that are well established and can be expected to grow with the market. The Fund may also invest in small-to-medium size capitalization companies that the Fund’s portfolio managers believe provide opportunities to benefit from the rapidly changing technologies and the expansion of the sectors and industries in which the Fund invests. These securities generally include common stocks.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The information under the subsection “Principal Investment Strategies” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of technology and information companies. These companies include companies operating in the information technology and communications services sectors, as well as other related industries. These technology and technology-related companies may also include companies operating in the consumer discretionary and healthcare sectors.
The Fund may invest up to 25% of its net assets in foreign investments.
The Fund may invest in securities of large capitalization companies that are well established and can be expected to grow with the market. The Fund may also invest in small-to-medium size capitalization companies that the Fund’s portfolio managers believe provide opportunities to benefit from the rapidly changing technologies and the expansion of the sectors and industries in which the Fund invests. These securities generally include common stocks.
The Fund uses a bottom-up stock selection approach. This means that Columbia Management Investment Advisers, LLC (the Investment Manager) uses extensive in-depth research into specific companies to find those that it believes offer significant prospects for future growth. In selecting individual securities, the Investment Manager generally looks for companies that it believes display or are expected to display:
■	Robust growth prospects;
■	High profit margins or return on capital;
■	Attractive valuation relative to expected earnings or cash flow;
■	Quality management; and/or
■	Unique competitive advantages.
The Fund generally sells a stock if the Investment Manager believes:
■	its target price is reached;
■	its valuation becomes excessive;
■	its earnings or revenue growth are disappointing;
SUP219_05_007_(03/21)

■	its underlying fundamentals have deteriorated; and/or
■	more attractive investment opportunities are believed to be available.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
Shareholders should retain this Supplement for future reference.
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